Exhibit 99.3

Investor Luncheon New York City May 24, 2010

Safe Harbor Statement Page 2 Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding Diodes' business objective; future quarterly outlook; and growth strategy and guidance in revenue range, revenue growth, gross profit, gross profit growth, operating expenses, income tax rate range, the number of outstanding shares of Common Stock, and the rate of capital expenditure. Potential risks and uncertainties include, but are not limited to, such factors as Diodes' business and growth strategy; the introduction and market reception to new product announcements; fluctuations in product demand and supply; prospects for the global economy; continue introduction of new products; Diodes' ability to maintain customer and vendor relationships; technological advancements; impact of competitive products and pricing; growth in targeted markets; successful integration of acquired companies and/or assets; Diodes' ability to successfully make additional acquisitions; risks of domestic and foreign operations; uncertainties in the Auction Rate Securities market; currency exchange rates; availability of tax credits; UBS settlement may not provide us with the liquidity intended; we may not be able to maintain our current performance and loadings in our manufacturing facilities; the global economic weakness may be more severe or last longer than we currently anticipated; and other information detailed from time to time in Diodes' filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company's press release on May 6, 2010 titled "Diodes Incorporated Reports First Quarter 2010 Financial Results" for detailed information related to the Company's non-GAAP measures and a reconciliation of GAAP net income (loss) to non-GAAP net income (loss).

About Diodes Page 3 A leading global manufacturer and supplier of high-quality application specific, standard products within the broad discrete and analog semiconductor markets, serving the computing, consumer electronics, communications, industrial and automotive segments.

Business Objective To consistently achieve above-market profitable growth, utilizing our innovative and cost-effective packaging technology, suited for high volume, high growth markets by leveraging process expertise and design excellence to deliver market-leading semiconductor products Page 4

2009 Total Semiconductor Market ($226 bn) Significant Market Opportunity Page 5 Logic Memory Analog Discrete 22 114 45 36 17 Memory $113 bn $22 bn $45 bn $32 bn $14 bn Diodes' SAM: $4 - $6 bn Diodes' SAM: $9 - $11 bn Logic Analog Discrete Opto

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Broad and Diverse High-Volume Product Offering

Discrete

Diodes
- Schottky Diodes
- Zener Diodes
- Switching Diodes
- SBR Diodes
- Varactor Diodes
- Power Zener Diodes
- Power Rectifier Diodes

Rectifiers
- Schottky Rectifiers
- Super Barrier Rectifiers
- Standard Rectifiers
- Fast Recovery Rectifiers
- Bridge Rectifiers

MOSFETs
- Small Signal MOSFETs
- Power MOSFETs
- Protected MOSFETs
- High Voltage MOSFETS
- Complementary Pairs
- H-Bridges
- IntelliFET

Protection Devices
- Zener TVS
- Thyristor Surge Protection
- Data Line Protection

Bipolar Transistors
- Small Signal BJT
- Pre-biased BJT
- Medium Power BJT
- High Power BJT
- Darlington Transistors
- Gate-Drivers
- Low Saturation BJT
- H-Bridges

Function Specific Arrays
- Relay Drivers
- Discrete Load Switches
- Discrete Voltage Regulators
- MOSFET Gate-Drivers

Standard ICs

Standard Linear ICs

Linear Voltage Regulators
- Standard Linear Regulators
- Quasi Low Dropout Regulators
- Low Dropout Regulators

Voltage References
- Shunt References
- Micropower References

Current Monitors
- Current Output
- Voltage Output

Operational Amplifiers

Comparators

Special Functions
- Timer IC
- Reset Generators
- Siren Drivers
- Low Power Motor Control
- Current Mirror

ASSP

Power Management ICs

DC-DC Switching Regulators
- Buck
- Boost
- Buck/Boost/Inverter

Power Switches
- Load Switches
- USB Switches

LED Drivers
- Charge Pump
- Boost
- Buck

Power Supply
- MOSFET Controllers
- Active OR-ing Controllers
- Chargers

Sensors
- Unipolar Hall Switches
- Bipolar Hall Latches
- Omnipolar Hall Switches
- Smart Fan Drivers
- Temperature Sensors
- Magnetic Sensors

Digital Broadcast by Satellite
- Fixed Bias Generators
- Switched Bias Generators
- Multiplex Controllers
- Integrated Switch Matrix
- DBS Interface

Audio
- Direct Digital Feedback Amplifiers
- Analog Input Amplifiers

DIODES INCORPORATED

Revenue Profile - 1Q10 By Channel By Region By Segment Page 7 16% 73% 11% Asia Pacific Europe North America 53% 47% Distribution OEM 28% 20% 17% 32% 3% Industrial Consumer Electronics Communications Automotive Computing

First Quarter 2010 Financial Performance Page 8 Revenue $78 $130 $137 $59 $7 Revenue Growth (10%) 7% 5% 76% 5% Gross Profit $14 $42 $48 $34 $6 Gross Margin % 18.6% 32.1% 34.9% 1630 bp 280 bp Operating Profit ($8) $14 $19 $27 $5 Net Income ($11) $14 $15 $26 $1 Earning per share ($0.26) $0.32 $0.33 $0.59 $0.01 Cash Flow from Operations $7 $22 $24 $17 $2 EBITDA $3 $25 $33 $30 $8 1Q09 4Q09 Y-Y Q-Q 1Q10

Second Quarter 2010 Outlook Revenue expected to range between $142-$148 million, up 4% to 8% sequentially This forecast represents our fifth consecutive quarter of revenue growth and will signify another quarterly revenue record Gross Profit is expected to increase at a rate comparable to our revenue growth Operating expenses are anticipated to decrease slightly from first quarter levels on a percent of revenue basis Income tax rate for second quarter is expected to range between 15% - 20% Shares outstanding are expected to be approximately $46 million Continue to authorize Capital Expenditure at our annual model rate of between 10% and 12% of revenue Page 9

Thank you Company Contact: Diodes Incorporated Carl Wertz VP, Finance and Investor Relations P: 805-446-4800 E: carl_wertz@diodes.com Investor Relations Contact: Shelton Group Leanne K. Sievers EVP, Investor Relations P: 949-224-3874 E: lsievers@diodes.com www.diodes.com